SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 22, 2003
                                                        ------------------



                        THE JACKSON RIVERS COMPANY, INC.
                 (Name of Small Business issuer in its charter)


     FLORIDA             333-70932                      65-1102865
(State or other     (Commission file No.)             (IRS Employer
jurisdiction of                                    Identification No.)
incorporation
or organization)



                               17-19 Marble Avenue
                          Pleasantville, New York 10570

           (Address of principal executive offices including zip code)

                                 (619) 615-4242
               (Registrant's telephone number including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On September 16, 2003, the Company dismissed its certifying accountant, Michaelson & Company, P.A. ("Michaelson"). Michaelson's reports on the financial statements for the year ended December 31, 2002 and the period May 8, 2001(date of inception) through December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change its certifying accountant was approved by the Company's Board of Directors. During the year ended December 31, 2002 and the period May 8, 2001 (date of inception) through December 31, 2002, and the subsequent interim period through June 30, 2003, the Company has not had any disagreements with Michaelson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has engaged Russell Bedford Stefanou Mirchandani LLP ("Russell Bedford Stefanou Mirchandani") as its certifying accountant as of September 22, 2003 for the Company's fiscal year ending December 31, 2003. The Company has not consulted Russell Bedford Stefanou Mirchandani previously.

Michaelson's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.                Description

16 Letter from Michaelson & Company, P.A., Certified Public Accountants to the Commission, dated September 22, 2003.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JACKSON RIVERS COMPANY, INC.

Dated:  September 23, 2003              By: /s/ Dennis Lauzon
                                        -----------------------
                                        Dennis Lauzon
                                        President

EXHIBIT 16
LETTER FROM MICHAELSON & COMPANY, P.A.




                           MICHAELSON & COMPANY, P.A.
                          CERTIFIED PUBLIC ACCOUNTANTS
                            WEST PALM BEACH, FLORIDA


                                                      September 22, 2003


Securities and Exchange Commission
Washington, DC  20549

Re:   Jackson Rivers Company, Inc.
File  No. 333-70932

Dear Sir or Madam:

     We have read Item 4 of the Form 8-K of Jackson Rivers Company, Inc. dated September 22, 2003 and agree with the statements relating only to Michaelson & Company, P.A., contained therein.


                                                /s/MICHAELSON & COMPANY, P.A.
                                                -----------------------------
                                                   MICHAELSON & COMPANY, P.A.
                                                   Certified Public Accountants